SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 19, 1999
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                       BROOKDALE LIVING COMMUNITIES, INC.

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             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Brookdale    Living    Communities    of     Massachusetts-RB,     Inc.
("BLC-Massachusetts-RB"), a subsidiary of Brookdale Living Communities, Inc. (the "Company"), and The River Bay Club Business Trust, an unaffiliated third party (the "Lessor"), entered into a lease (the "Lease"), dated as of January 15, 1999, pursuant to which BLC-Massachusetts-RB leases from the Lessor a 285-unit senior living facility located in Quincy, Massachusetts, known as River Bay Club (the "Facility"). The Lease constitutes an operating lease for financial reporting purposes. The initial term of the Lease commenced on January 19, 1999 and expires on February 1, 2004. BLC-Massachusetts-RB has the option to renew the Lease for up to five (5) one-year periods through February 1, 2009. Under the initial term of the Lease, BLC-Massachusetts-RB is obligated to make monthly rent payments in the amount of $181,607, variable quarterly rent payments, the amount of which varies based on LIBOR and is estimated to be approximately $93,000 per quarter. During the term of the Lease, BLC-Massachusetts-RB is responsible for the payment of all operating expenses related to the Facility. BLC-Massachusetts-RB's obligations under the Lease are secured by a pledge by BLC-Massachusetts-RB of securities currently valued at approximately $10,900,000. The Lessor financed the acquisition of the Facility, in part, with the proceeds of a loan (the "Loan") in the principal amount of $28,000,000 made to the Lessor by Glaser Financial Group, Inc. ("GFGI"), which expects to sell the Loan to Federal Home Loan Mortgage Corporation (Freddie
Mac). Interest accrues on the outstanding principal balance of the Loan at the rate of 6.75% per annum. Principal of the Loan and accrued interest thereon are payable monthly, in arrears, based on a 30-year amortization schedule. The Loan matures on February 1, 2009. BLC-Massachusetts-RB has guaranteed the Lessor's obligations under the Loan, which guaranty is secured by a leasehold mortgage issued by BLC-Massachusetts-RB in favor of GFGI, pursuant to which BLC-Massachusetts-RB grants to GFGI a security interest in BLC-Massachusetts-RB's interests under the Lease.

         This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates, (iii) the effect of future legislation or regulatory changes on the Company's operations, (iv) the ability of the Company to effectively integrate the operations of the Facility with the Company's operations of other facilities and (v) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BROOKDALE LIVING COMMUNITIES, INC.
                                    ----------------------------------
                                    Registrant



Dated:  January 29, 1999            By:  /s/  Robert J. Rudnik
                                         -----------------------------
                                         Robert J. Rudnik
                                         Executive Vice President/
                                         General Counsel